UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K/A

Amendment No. 1

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

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Date of Report (Date of earliest event reported):

October 16, 2013

Commission File Number: 0-29923

CUI Global, Inc.

(Name of Small Business Issuer in Its Charter)

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Colorado	84-1463284
(State or jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

20050 SW 112th Avenue, Tualatin, Oregon	97062
(Address of Principal Executive Offices)	(Zip Code)

(503) 612-2300

(Registrant’s telephone number)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.1 4d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

CUI Global, Inc. is filing this Amendment No. 1 on Form 8-K/A to the Company’s Form 8-K filed with the Securities and Exchange Commission on October 25, 2013 (the “Original Filing”), to include the following wording in the Exhibit List and cover page of the attached exhibit:

Portions of this exhibit have been redacted and the redacted portions have been separately filed with Securities and Exchange Commission along with an Application for Confidential Treatment Pursuant to Rule 24b-2 of the Exchange Act. Confidential treatment for the redacted portions of this document have been requested pursuant to protection as "confidential" under Exemption 4 of the Freedom of Information Act, 5 U.S.C. § 552(b)(4).

Except for the additional wording described above, this amendment does not modify or update any other items or disclosures contained in the Original Filing and does not reflect events occurring after the date of the Original Filing.

Section 1 - Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

On October 16, 2013, our wholly owned subsidiary, CUI, Inc., entered into an addendum to the Distributorship Agreement with Digi-Key Corporation dated May 15, 2013.

Exhibit Number            Description

99.1	Addendum to May 15, 2013 Distributorship Agreement with Digi-Key Corporation

Portions of this exhibit have been redacted and the redacted portions have been separately filed with the Securities and Exchange Commission along with an Application for Confidential Treatment Pursuant to Rule 24b-2 of the Exchange Act. Confidential treatment for the redacted portions of this document have been requested pursuant to protection as "confidential" under Exemption 4 of the Freedom of Information Act, 5 U.S.C. § 552(b)(4).

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Signed and submitted this 20th day of December 2013.

CUI Global, Inc.
By:	/s/ William J. Clough
William J. Clough, CEO/President